Exhibit 10.2

First Amendment to

Amended and Restated Registration Rights Agreement

This First Amendment to the Amended and Restated Registration Rights Agreement (this “Amendment”), dated as of November 30, 2022, is made and entered into by and among EUDA Health Holdings Limited (formerly known as 8i Acquisition 2 Corp.), a British Virgin Islands business company (the “Company”), and each of the undersigned Investors and Noteholders (as such terms are defined below).

recitals

WHEREAS, the Company and 8i Holdings 2 Pte. Ltd. (“8iH2”) are parties to a certain Registration Rights Agreement, dated November 22, 2021 (the “Original Registration Rights Agreement”), pursuant to which the Company granted 8iH2 certain registration rights with respect to certain securities of the Company, as set forth therein; and

WHEREAS, the Company and 8iH2, Meng Dong (James) Tan, Guan Hong (William) Yap, Alexander Arrow, Kwong Yeow Liew, Ajay Rajpal, Watermark Developments Limited (“Watermark”) and Menora Capital Pte Ltd. (together, the “Initial Investors”) are parties to a certain Amended and Restated Registration Rights Agreement, dated November 17, 2022 (the “A&R Registration Rights Agreement”), pursuant to which the Company granted the Initial Investors certain registration rights with respect to certain securities of the Company, as set forth therein; and

WHEREAS, the Company and Loeb & Loeb LLP (“Loeb”) are parties to a certain Joinder Agreement, dated November 17, 2022, pursuant to which Loeb became a party to the A&R Registration Rights Agreement; and

WHEREAS, upon the closing of the Business Combination between the Company and EUDA Health Limited (the “Closing”), certain securities of the Company were issued to Watermark, Meng Dong (James) Tan, Wilke Services Limited (“Wilke”), DGJ Keet Investments Limited (“DGJ”), Chan Fook Meng and Chee Yin Meh; and

WHEREAS, the Company has agreed to grant to Loeb, Wilke, DGJ, Chan Fook Meng and Chee Yin Meh (the “Additional Investors” and together with the Initial Investors, the “Investors”) certain registration rights with respect to certain securities of the Company issued at Closing which are set forth on Schedule A hereto; and

WHEREAS, the Company issued certain Convertible Promissory Notes dated November 17, 2022 as set forth on Schedule B hereto (collectively, the “Notes”) to each of Loeb, Maxim Group LLC, 8iH2, Menora Capital Pte. Ltd., Shine Link Limited, and Meng Dong (James) Tan (together, the “Noteholders”) which may entitle each such Noteholder to ordinary shares of the Company upon conversion of such Notes subject to the terms of each such Note; and

WHEREAS, the undersigned hereby acknowledge and agree that, upon execution of this Amendment, the Additional Investors and Noteholders shall each become a party to the A&R Registration Rights Agreement and shall be entitled to all of the rights, benefits, privileges, terms, conditions and covenants of the A&R Registration Rights Agreement as though an original party thereto; and

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WHEREAS, the Company, the Investors, and the Noteholders desire to amend the A&R Registration Rights Agreement as set forth herein to extend the Filing Date.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

agreement

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the A&R Registration Rights Agreement.

2. Amendment to Filing Date. The definition of “Filing Date” in Section 1 of the A&R Registration Rights Agreement is hereby amended and restated as follows:

“Filing Date” shall mean the date on which the Company files the Registration Statement with the Commission pursuant to Section 2.1.1, which date shall be no later than December 23, 2022.

3. Amendment to Registrable Securities. The definition of “Registrable Securities” in Section 1 of the A&R Registration Rights Agreement is hereby amended and restated a follows:

“Registrable Securities” shall mean (i) the Initial Shares, (ii) the Private Units (and underlying securities), (iii) any securities issuable upon conversion of loans from the Sponsor or affiliates of the Sponsor to the Company for the Company’s payment of its working capital, if any (the “Working Capital Loan Securities”), (iv) the 9,660,000 Ordinary Shares issued to Watermark Developments Limited, the 2,776,000 Ordinary Shares issued to Meng Dong (James) Tan, the 694,000 Ordinary Shares issued to Chan Fook Meng, the 500,000 Ordinary Shares issued to Wilke Services Limited, the 250,000 Ordinary Shares issued to Chee Yin Meh, and the 120,000 Ordinary Shares issued to DGJ Keet Investments in connection with the Closing of the Transaction (collectively, the “Transaction Shares”), (v) the 200,000 Ordinary Shares issued to the Advisor pursuant to the Advisor Agreement, (vi) the 60,000 restricted Ordinary Shares issued to Loeb & Loeb LLP pursuant to the Agreement between the Company and Loeb & Loeb LLP dated November 16, 2022, and (vii) the Ordinary Shares that may be issued upon conversion of any of the Convertible Promissory Notes issued by the Company on November 17, 2022 to each of Loeb & Loeb LLP, Maxim Group LLC, 8i Holdings 2 Pte. Ltd., Menora Capital Pte. Ltd., Shine Link Limited, and Meng Dong (James) Tan. Registrable Securities include any warrants, rights, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Initial Shares, Private Units (and underlying Ordinary Shares), Working Capital Loan Securities and the Transaction Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding, or (d) the Registrable Securities are freely saleable under Rule 144 without volume limitations.

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4. No Further Amendment. Except as expressly amended hereby, the A&R Registration Rights Agreement shall remain in full force and effect.

5. Joinder. The undersigned Additional Investors hereby acknowledge and agree that, upon execution of this Amendment, each such Additional Investor shall become a party to the A&R Registration Rights Agreement in accordance with Section 6.2 thereof and each shall be entitled to all of the rights, benefits, privileges, terms, conditions and covenants of the A&R Registration Rights Agreement as though an original party thereto.

6. Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, email (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7. Governing Law. This Amendment shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. The venue for any action taken with respect to the Agreement shall be any state or federal court in New York County in the State of New York.

[Signature pages follow]

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IT WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first above written.

COMPANY:

EUDA Health Holdings Limited (f/k/a 8i Holdings Acquisition 2 Corp.)

By:
Name:	Kelvin Chen Wei Wen
Title:	Chief Executive Officer

Acknowledged and agreed:

INVESTORS AND NOTEHOLDERS:

8i Holdings 2 Pte. Ltd.

By:
Name:	Meng Dong (James) Tan
Title:	Director

Meng Dong (James) Tan

Guan Hong (William) Yap

Alexander Arrow

Kwong Yeow Liew

Ajay Rajpal

[Signature Page to First Amendment to Amended and Restated Registration Rights Agreement]

Watermark Developments Limited

By:
Name:	Kelvin Chen Wei Wen
Title:	Director

Menora Capital Pte. Ltd.

By:
Name:	Chan Fook Meng
Title:	Director

Loeb & Loeb LLP

By:
Name:	Mitchell S. Nussbaum
Title:	Vice Chair and Co-Chair, Capital Markets & Corporate

Wilke Services Limited

By:
Name:	Fan Pingli
Title:	Director

DGJ Keet Investments Limited

By:
Name:
Title:

Chan Fook Meng

Chee Yin Meh

Maxim Group LLC

By:
Name:
Title:

Shine Link Limited

By:
Name:
Title:

[Signature Page to First Amendment to Amended and Restated Registration Rights Agreement]

SCHEDULE A

NAME OF SHAREHOLDER	18-Month restricted shares	Free-trading Shares	Escrow Shares	Total
WATERMARK DEVELOPMENTS LIMITED	8,610,000	–	1,050,000	9,660,000
MENG DONG (JAMES) TAN	2,296,000	200,000	280,000	2,776,000
CHAN FOOK MENG	574,000	50,000	70,000	694,000
WILKE SERVICES LIMITED	–	500,000	–	500,000
CHEE YIN MEH	–	250,000	–	250,000
DGJ KEET INVESTMENTS LIMITED	120,000	–	–	120,000

SCHEDULE B

noteholder	principal amount	maturity date
Loeb & Loeb LLP	$300,000.00	11/17/2023
Maxim group llc	$2,113,125.00	11/17/2023
8i Holdings 2 pte. ltd.	$82,600.00	11/17/2023
menora capital pte. ltd.	$87,500.00	11/17/2023
shine link limited	$119,000.00	11/17/2023
meng dong (JAMES) tan	$700,000.00	11/17/2023